Exhibit 99.1

1 NAREIT June 2020

2 Forward - Looking Statements The information in this presentation has been prepared solely for informational purposes by Bluerock Residential Growth REIT, Inc . (“BRG”) and does not constitute an offer to sell or the solicitation of an offer to purchase any securities . This presentation is not, and should not be assumed to be, complete . This presentation has been prepared to assist interested parties in making their own evaluation of BRG and does not purport to contain all of the information that may be relevant . In all cases, interested parties should conduct their own investigation and analysis of BRG and the data set forth in this presentation and other information provided by or on behalf of BRG . In addition, certain of the information contained herein may be derived from information provided by industry sources . BRG believes that such information is accurate and that the sources from which it has been obtained are reliable . BRG cannot guarantee the accuracy of such information, however, and has not independently verified such information . The information presented herein remains subject to change . Statements in this presentation are made as of the date of this presentation unless stated otherwise . This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements . ” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology . The forward - looking statements included herein are based upon BRG’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties . Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond BRG’s control . Although BRG believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, BRG’s actual results and performance and the value of its securities could differ materially from those set forth in the forward - looking statements due to the impact of many factors . Currently, one of the most significant factors, however, is the potential adverse effect of the current pandemic of the novel coronavirus (“COVID - 19 ”) on the financial condition, results of operations, cash flows and performance of the Company and its tenants of our properties, business partners within our network and service providers, as well as the real estate market and the global economy and financial markets . The extent to which COVID - 19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact (including governmental actions that may vary by jurisdiction, such as mandated business closing ; “stay - at - home” orders ; limits on group activity ; and actions to protect residential tenants from eviction), and the direct and indirect economic effects of the pandemic and containment measures, among others . Other factors include, but are not limited to, the uncertainties of real estate development, acquisition and disposition activity, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions and dispositions, the impact of newly adopted accounting principles on BRG’s accounting policies and on period - to - period comparisons of financial results, regulatory changes and other risks and uncertainties detailed in the “Risk Factors” in Item 1 . A . Risk Factors section of the Company’s Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission on February 24 , 2020 , and other discussions of risk factors contained in BRG’s periodic filings . BRG claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 . BRG undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law .

3 Own Highly Amenitized Live/Work/Play Communities in Growth Markets Nationally Source: Company filings. (1) Includes payment plans, March A/R as of 3/31. (2) Same - Store portfolio. (3) As of June 1, 2020. Note: Create Value with Renovation and Development Strategies Focus on Knowledge Economy Growth Markets Build a Highly Amenitized Class A Affordable Live/Work/Play Portfolio Strong Liquidity: $182.5MM of Cash & LOC Availability (3) Rents: 97% Collected QTD (in - line with Mar.) (1) Occupancy: +20 bps QTD vs Prior Year (2) Strong Post - COVID Performance Strategy

4 Well - Aligned Management with 26 Years Average Experience and 29% Ownership (1) Note: (1) Ownership figure calculated using fully diluted shares and units. 32 18 Ramin Kamfar CHAIRMAN & CEO Jordan Ruddy PRESIDENT & COO 31 18 Ryan MacDonald CHIEF ACQUISITIONS OFFICER 15 12 James Babb CHIEF INVESTMENT OFFICER 31 13 Mike DiFranco EXECUTIVE VICE PRESIDENT OF PROPERTY OPERATIONS 23 2 Years at Bluerock Years in the Industry

5 Building an Institutional Quality Live/Work/Play Portfolio Today, we are approximately 16,000 apartments (1) and growing The properties pictured herein are jointly owned by BRG and are representative of the type of properties targeted for future inv estments by BRG. Portfolio holdings are subject to change at any time. (1) Includes properties under development and preferred equity investments. Note: Park & Kingston Charlotte, NC • Built 2015 Arlo Charlotte, NC • Built 2018 Providence Trail Nashville, TN • Built 2007 Novel Perimeter Atlanta, GA • Built 2018 The Brodie Austin, TX • Built 2001 Roswell City Walk Roswell, GA • Built 2015 ARIUM Glenridge Atlanta, GA • Built 1990 James on South First Austin, TX • Built 2016

6 Bluerock Portfolio Positioned for Post - COVID Outperformance Potential Lower COVID Impact BRG Potential Higher COVID Impact BRG Market Sun Belt Gateway Location / Asset Type Suburban Garden Urban High - Rise Quality A - ; B (Affordable Luxury) A+ (Ultra - Luxury); C (Lower - income) Employment Base Knowledge Economy Service Economy Renter Profile Higher Wage / Lower Rent to Income Ratio Lower Wage / Higher Rent to Income Ratio Business Environment Low Cost / Tax Markets High Cost / Tax Markets

7 Defensive Nature of the Multifamily Asset Class

8 Multifamily has Outperformed BOTH on the Upside AND the Downside Source: CBRE, US Multifamily Research Brief, February 2019. Note:

9 Timeline of Rent Change Trends During and After 2008 - 2009 Recession – Number of Quarters in Each Phase Multifamily has Outperformed BOTH on the Upside AND the Downside 5 13 9 21 7 21 24 22 29 7 8 Multifamily Industrial Office Retail Q1 2008 Q1 2009 Q1 2010 Q1 2011 Q1 2012 Q1 2013 Q1 2014 Q1 2015 Q1 2016 Q1 2017 Q1 2018 Negative Growth Trend Growth to Return to Prior Peak Growth Past Prior Peak (to Next Downturn) Source: CBRE, US Multifamily Research Brief, February 2019. Note:

10 Favorable Long - Term Demographic and Homeownership Trends 20 20 21 21 22 24 22 22 20 21 21 22 20 17 13 9 6 7 <5 5 – 9 10 – 14 15 – 19 20 – 24 25 – 29 30 – 34 35 – 39 40 – 44 45 – 49 50 – 54 55 – 59 60 – 64 65 – 69 70 – 74 75 – 79 80 – 84 >85 Millennials Baby Boomers Generation X Generation Z AGE Active Adult │ MOB │ Manufactured Housing Multifamily │ Self Storage │ Student Housing Elsenhower Generation STUDENT HOUSING STUDENT HOUSING MULTIFAMILY MULTIFAMILY MULTIFAMILY ACTIVE ADULT ACTIVE ADULT ACTIVE ADULT ACTIVE ADULT SR LIVING Generational Demographics a Long Tailwind for Real Estate Millions of People Homeownership Rate Is Declining Across All Age Groups (16%) (14%) (8%) (8%) (4%) Under 35 Years 35 – 44 Years 45 – 54 Years 55 – 64 Years 65+ Years Percentage Decline in Home Ownership Rate from Peak Quarter: 2000 – 2Q'18 (by age group) Largest Declines in Youngest Cohorts We believe Millennial and Baby Boomer generations contribute to favorable supply/demand fundamentals for demographic - driven property sectors Generations by Age Cohort 82 90 62 72 22 Note : Sources: U.S. Census Bureau and National Multifamily Housing Council Market Trends, August 2018.

11 Bluerock’s Focus on Knowledge Economy Markets / Workers Provides Advantages

12

Strategy Overview and Portfolio Composition

Primarily First-Ring Suburban Neighborhoods

- High barriers to entry
- "Live / Work / Play" characteristics

Institutional Quality Portfolio with Class A-Affordable Rent Levels

- ~$1,100 – $1,300 average rents offer Class A product at affordable price point
- Full-cycle performance – downside rent protection with value-add upside

Proactive Portfolio Management

- Accretive disposition cap rates of ~4% with reinvestment cap rates stabilizing at ~6%

MARKET


100%
Sun Belt
Gateway

LOCATION


10%
90%
1st Ring Suburban
Urban

ASSET TYPE


4%
96%
Garden
Mid-Rise

QUALITY


22%
78%
Class A
Class B

Note:
Charts represent BRG operating portfolio, including pipeline assets under contract.

BRG BLUEROCK Residential

13 Knowledge Economy Jobs Deliver Significant Wage Growth and Should Prove Defensive in a Downturn Wage growth in knowledge - based jobs ~ 4 x greater than non - knowledge - based jobs since 1975 Average earnings per worker (inflation adjusted) Advanced Industries: +68% Non - Advanced Industries: +25% Note : Source: Bureau of Labor Statistics and U.S. Census Bureau; Current Statistics on White Collar Employees, 2003, AFL - CIO; The Broo kings Institution: America’s Advanced Industries.

14 Net Migration per 1,000 inhabitants 88% of 2010 – 2018 Population Growth was in the South and the West, where BRG’s Investments are Focused (1) Knowledge Economy Markets Deliver Population and Job Growth Note : Source: Mercer and Census 2010 - 2018. (1) BRG portfolio includes both operating and development assets. Percent based on unit count.

15 8% 10% 12% 14% 16% 18% 20% 22% Recent Green Street Analysis Selects BRG Markets as Winners in a Post - COVID Economy ‘A new Green Street metric, the WFH utilization rate, reveals a strong worker preference for low - cost markets with good climates . Those markets are poised to benefit at the expense of high - cost/tax cities … ’ – Green Street Advisors, May 31 , 2020 WFH Utilization Rate (Propensity / Ability) Note: Source: Green Street Advisors, Census, Dingel, Jonathan and Neiman, Brent. How Many Jobs Can Be Done at Home? April 2020. Winners as WFH accelerates Prior BRG Market Current BRG Market

16 Recent Performance

17 Q1’20 Performance Snapshot (1) Note : Source: BRG Company filings. (1) For definitions of CFFO and NOI growth and a reconciliation to GAAP measures, see Appendix A. Q1 at $0.22 Per Share +10% vs. Prior Year CFFO Q1 at $56.2 Million +9% vs. Prior Year Revenues CFFO 74% CFFO Payout Ratio PROPERTY NOI 120 UNIT RENOVATIONS Q1 at $31.1 Million +15% vs. Prior Year 22% AVERAGE ROI Q1 at $7.1 Million +13% vs. Prior Year

18 Post - COVID: Quarter to Date Performance Snapshot Note : Source: Company filings. (1) Same - Store portfolio. (2) March A/R as of 3/31. Series T Preferred 50%+ +228bps vs. Prior Year 1.5% Payment Plans 7.8% ~(75)bps vs. Prior Year Availability (1) 97% Rent Collections 94% Occupancy +20bps Year - Over - Year (1) vs. 97% in March (2) Retention Rate $150 - 200MM Annual Run Rate

19 Skilled Capital Recycler Achieving Strong Pricing on 2020 Dispositions Exit cap rates averaging 4.3% on YTD dispositions, vs. ~6.0% average stabilized acquisition cap rate Helios | Atlanta 3.4% exit cap rate Whetstone | Raleigh - Durham 3.9% exit cap rate Marquis at TPC | San Antonio 4.4% exit cap rate Ashton Reserve | Charlotte 4.6% exit cap rate Enders Place | Orlando 5.1% exit cap rate (3.2x Equity Multiple)

20 20.2x 19.3x 18.5x 18.1x 17.9x 17.8x 17.2x 16.9x 14.9x 14.3x 13.9x 9.4x 7.3x 0.0x 4.0x 8.0x 12.0x 16.0x 20.0x 24.0x IRET MAA ESS UDR CPT EQR AVB NXRT AIV IRT BRT BRG APTS Attractive Value vs. Multifamily REIT Peers Price / 2020E Funds From Operations (1) Note: Source: SNL Financial. Company management expresses no opinion on the consensus estimates and is not providing earnings guida nce . (1) Market data as of 5/27/20. Not in RMZ Index currently

21 21 APPENDIX A

22 22 Limited Corporate Level Debt, and Limited Near - Term Debt Maturities Note: Source: Company filings. (1) Includes available cash capacity on revolving credit facilities. (2) Debt maturity schedule excludes outstanding balances on revolving credit facility. March 31, 2020 debt figures, pro form a f or post - 1Q’20 acquisitions of Avenue 25 and Falls at Forsyth and dispositions of Ashton, Enders and TPC. $82.2MM of loan maturities is represented by a loan in co nne ction with The District at Scottsdale. The loan has a December 2020 maturity date and contains a six - month extension option, subject to certain conditions, and is refl ected as a 2021 maturity. Debt Maturity Schedule (2) Cash availability of $ 182 . 5 MM, as of 6 / 1 / 20 with well laddered debt maturities (1) $7 $95 $40 $154 $274 $894 $0 $150 $300 $450 $600 $750 $900 2020 2021 2022 2023 2024 Thereafter

23 23 Renovation Strategy Creating Value ▪ 2 , 765 value - add renovations completed to date at an average ROI of 24% ▪ Potential impact of upgrades on remaining 4 , 611 unrenovated units at a 20% – 25 % IRR (1) Note: (1) Per share figures include fully diluted shares and units. Incremental NOI figures net of 2.5% property management fee. (2) For definitions of CFFO and NOI growth and a reconciliation to GAAP measures, see Appendix A. Potential Renovation Upside on Remaining Units IRR 20% 25% # of Units 4,611 4,611 Monthly Rent Increase 125$ 156$ Incremental NOI 6.7MM$ 8.4MM$ NAV Cap Rate 4.75% 4.50% Incremental NAV per Share 3.29$ 4.66$ Incremental Annual CFFO per Share 0.21$ 0.26$ (2)

24 Snapshot of BRG Capitalization as of March 31, 2020 Instrument $ Amount (MM's) % of Capitalization Total Secured Net Debt (1) $1,469.9 58% Series A Redeemable Term Preferred 143.0 Series C Redeemable Term Preferred 58.1 Series D Perpetual Preferred 71.3 Series B Preferred – Redeemable 519.3 Series T Preferred – Redeemable 57.9 Stockholders Equity 214.1 Total Equity (2) $1,063.6 42% Total Net Capitalization (1) $2,533.5 100% Note: Source: SNL Financial and Company filings. (1) Includes balances on revolving credit facilities; net of $94.2MM of cash and cash equivalents. (2) Preferreds shown at liquidation value. Stockholders Equity reflects fully diluted shares and units using 5/27/20 closing sha re price.

25

NOI Reconciliation

We believe that net operating income, or NOI, is a useful measure of our operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization and interest. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis; NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as a supplemental measure of our financial performance. The following table reflects net income (loss) attributable to common stockholders together with a reconciliation to NOI and to same store and non-same store contributions to consolidated NOI, as computed in accordance with GAAP for the periods presented (unaudited and amounts in thousands):

	Mar 31, 2018[1]	Jun 30, 2018[2]	Sep 30, 2018[3]	Dec 31, 2018[4]	Mar 31, 2019[5]	Jun 30, 2019[6]	Sep 30, 2019[7]	Dec 31, 2019[8]	Mar 31, 2020[9]
Net income (loss) attributable to common stockholders	$ (9,425)	$(10,212)	$(10,334)	$(12,785)	$(12,093)	$(10,990)	$ 17,160	$(13,827)	$(16,493)
Add back: Net income (loss) attributable to Operating Partnership Units	(2,675)	(3,010)	(3,157)	(3,998)	(4,051)	(3,887)	6,191	(5,032)	(5,822)
Net income (loss) attributable to common stockholders and unit holders	$ (12,100)	$(13,222)	$(13,491)	$(16,783)	$(16,144)	$(14,877)	$ 23,351	$(18,859)	$(22,315)
Add common stockholders and Operating Partnership Units pro-rata share of:									
Depreciation and amortization	14,831	13,990	14,497	15,785	16,142	15,290	16,755	18,483	19,900
Non-real estate depreciation and amortization	64	75	77	85	86	84	157	121	120
Non-cash interest expense	461	1,561	915	780	775	786	787	826	845
Unrealized (gain) loss on derivatives	-	-	(225)	3,001	1,635	652	131	32	(26)
Loss on extinguishment of debt and debt modification costs	-	653	1,573	-	-	-	6,864	335	-
Property management fees	939	1,017	1,077	1,118	1,148	1,170	1,193	1,135	1,232
Acquisition and pursuit costs	43	28	7	37	58	70	217	210	1,269
Corporate operating expenses	4,669	4,528	4,667	5,552	5,554	4,975	6,187	5,545	6,296
Weather-related losses, net	165	-	13	102	-	249	57	7	-
Preferred dividends	8,248	8,643	9,105	9,642	10,384	11,019	11,887	12,868	13,547
Preferred stock accretion	1,112	1,400	1,631	1,829	1,887	2,316	2,717	3,415	3,925
Less common stockholders and Operating Partnership Units pro-rata share of:									
Other income	-	-	-	-	-	-	-	68	40
Preferred returns on unconsolidated real estate joint ventures	2,461	2,626	2,789	2,435	2,289	2,492	2,316	2,700	2,574
Interest income from related parties and ground leases	5,196	5,635	5,702	5,723	5,776	5,973	6,125	6,720	5,888
Gain on sale of real estate investments	-	-	-	-	-	-	48,172	-	110
Gain on sale of non-depreciable real estate investments	-	-	-	-	679	-	-	-	-
Pro-rata share of properties' income	10,775	10,412	11,355	12,990	12,781	13,269	13,690	14,630	16,181
Add:									
Noncontrolling interest pro-rata share of partially owned property income	607	583	660	774	729	690	668	724	803
Total property income	11,382	10,995	12,015	13,764	13,510	13,959	14,358	15,354	16,984
Add:									
Interest expense	9,635	11,455	12,189	13,031	13,578	13,637	13,687	12,846	14,070
Net operating income	21,017	22,450	24,204	26,795	27,088	27,596	28,045	28,200	31,054
Less:									
Non-same store net operating income	8,830	8,970	7,753	7,682	4,217	3,752	7,288	6,450	7,144
Same store net operating income	$ 12,187	$ 13,480	$ 16,451	$ 19,113	$ 22,871	$ 23,844	$ 20,757	$ 21,750	$ 23,910

Note:

See NOI reconciliation footnotes on page 26.

BRG BLUEROCK Residential™

26

NOI Reconciliation Footnotes

(1) Same Store sales for the three months ended March 31, 2018 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, The Preserve at Henderson Beach, ARIUM Westside, ARIUM Pine Lakes, James on South First, ARIUM Glenridge, Roswell City Walk, and The Brodie.

(2) Same Store sales for the three months ended June 30, 2018 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, The Preserve at Henderson Beach, ARIUM Westside, ARIUM Pine Lakes, James on South First, ARIUM Glenridge, Roswell City Walk, The Brodie, Preston View, and Wesley Village.

(3) Same Store sales for the three months ended September 30, 2018 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, The Preserve at Henderson Beach, ARIUM Westside, ARIUM Pine Lakes, James on South First, ARIUM Glenridge, Roswell City Walk, The Brodie, Preston View, Wesley Village, Marquis at Crown Ridge, Marquis at Stone Oak, Marquis at The Cascades, and Marquis at TPC.

(4) Same store portfolio for the three months ended December 31, 2018 consists of 24 properties, which represent 7,962 units.

(5) Same store portfolio for the three months ended March 31, 2019 consists of 28 properties, which represent 9,608 units.

(6) Same store portfolio for the three months ended June 30, 2019 consists of 29 properties, which represent 9,872 units.

(7) Same store portfolio for the three months ended September 30, 2019 consists of 25 properties, which represent 8,379 units.

(8) Same store portfolio for the three months ended December 31, 2019 consists of 26 properties, which represent 8,779 units.

(9) Same store portfolio for the three months ended March 31, 2020 consists of 27 properties, which represent 9,291 units.

Note:

NOI reconciliation (page 25).

BRG BLUEROCK Residential

27 Reconciliation of FFO and CFFO Attributable to Common Stockholders and Unit Holders Note: See definitions on page 28. (1) The real estate depreciation and amortization amount includes our share of consolidated real estate - related depreciation and amo rtization of intangibles, less amounts attributable to noncontrolling interests for partially owned properties, and our similar estimated share of unco nso lidated depreciation and amortization, which is included in earnings of our unconsolidated real estate joint venture investments. 2020 2019 Net loss attributable to common stockholders (16,493)$ (12,093)$ Add back: Net loss attributable to Operating Partnership Units (5,822) (4,051) Net loss attributable to common stockholders and unit holders (22,315) (16,144) Common stockholders and Operating Partnership Units pro-rata share of: Real estate depreciation and amortization (1) 19,900 16,142 Gain on sale of real estate investments (110) - FFO Attributable to Common Stockholders and Units Holders (2,525) (2) Common stockholders and Operating Partnership Units pro-rata share of: Acquisition and pursuit costs 1,269 58 Non-cash interest expense 845 775 Unrealized (gain) loss on derivatives (26) 1,635 Non-real estate depreciation and amortization 120 86 Gain on sale of non-depreciable real estate investments - (679) Shareholder activism - 338 Non-recurring income (40) - Non-cash preferred returns on unconsolidated real estate joint ventures - (212) Non-cash equity compensation 3,547 2,391 Preferred stock accretion 3,925 1,887 CFFO Attributable to Common Stockholders and Unit Holders 7,115$ 6,277$ Per Share and Unit Information: FFO Attributable to Common Stockholders and Unit Holders - diluted (0.08)$ (0.00)$ CFFO Attributable to Common Stockholders and Unit Holders - diluted 0.22$ 0.20$ Weighted average common shares and units outstanding - diluted 32,668,294 30,885,006 Three Months Ended March 31,

28

Definitions

Funds from Operations and Core Funds from Operations, Attributable to Common Stockholders and Unit Holders

We believe that funds from operations ("FFO"), as defined by the National Association of Real Estate Investment Trusts ("NAREIT"), and core funds from operations ("CFFO") are important non-GAAP supplemental measures of operating performance for a REIT.

FFO attributable to common stockholders and unit holders is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance. We consider FFO to be an appropriate supplemental measure of our operating performance as it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative. We define FFO, consistent with the NAREIT definition, as net income, computed in accordance with GAAP, excluding gains or losses on sales of depreciable real estate property, plus depreciation and amortization of real estate assets, plus impairment write-downs of depreciable real estate, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis.

CFFO makes certain adjustments to FFO, removing the effect of items that do not reflect ongoing property operations such as acquisition expenses, non-cash interest expense, unrealized gains or losses on derivatives, losses on extinguishment of debt and debt modification costs (includes prepayment penalties incurred and the write-off of unamortized deferred financing costs and fair market value adjustments of assumed debt), one-time weather-related costs, gains or losses on sales of non-depreciable real estate property, shareholder activism, stock compensation expense and preferred stock accretion. Commencing January 1, 2020, we did not deduct the accrued portion of the preferred income on our preferred equity investments from FFO to determine CFFO as the income is deemed fully collectible. The amount totaled $0.4 million for the three months ended March 31, 2020. We believe that CFFO is helpful to investors as a supplemental performance measure because it excludes the effects of certain items which can create significant earnings volatility, but which do not directly relate to our core recurring property operations. As a result, we believe that CFFO can help facilitate comparisons of operating performance between periods and provides a more meaningful predictor of future earnings potential.

Our calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, and acquisition and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods. Furthermore, although FFO and CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we also believe that FFO and CFFO may provide us and our stockholders with an additional useful measure to compare our financial performance to certain other REITs.

Neither FFO nor CFFO is equivalent to net income, including net income attributable to common stockholders, or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income, including net income attributable to common stockholders, as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.

We have acquired nine operating properties and made seven property investments through preferred equity interests or mezzanine loans and sold nine operating properties subsequent to March 31, 2019. The results presented are not directly comparable and should not be considered an indication of our future operating performance (unaudited and dollars in thousands, except share and per share data).

Note:

FFO and Core FFO Reconciliation (page 27).

BRG BLUEROCK Residential

29 29